Exhibit 99.2

Nationwide Bank Deals Announced Between January 1, 2018 and October 10, 2018 with Target Assets Between $500 Million and $1 Billion
			Transaction Information				Seller Financial Information
Acquiror	Target	Annc. Date	Deal Value ($mm)	Price/ LTM EPS (x)	Price/ TBVPS (%)	Core Deposit Prem. (%)	Total Assets ($mm)	Total Equity ($mm)	TCE/ TA (%)	LTM ROAA (%)	LTM ROAE (%)	NPAs/ Assets (%)
American National Bankshares Inc. (VA)	HomeTown Bankshares Corporation (VA)	10/1/2018	95.3	27.4	182	11.0	558	52	9.3	0.64	6.9	1.59
Park National Corporation (OH)	CAB Financial Corporation (SC)	9/13/2018	140.3	28.0	183	12.9	731	79	10.2	0.70	6.3	0.58
Banner Corporation (WA)	Skagit Bancorp, Inc. (WA)	7/25/2018	192.4	21.6	240	15.5	922	80	8.7	0.98	11.3	0.36
ConnectOne Bancorp, Inc. (NJ)	Greater Hudson Bank (NY)	7/12/2018	76.3	36.3	135	5.7	501	57	11.3	0.41	3.5	1.59
Northwest Bancshares, Inc. (PA)	Donegal Financial Services Corp. (PA)	6/12/2018	86.1	20.3	174	7.4	577	86	13.8	0.82	5.5	0.32
Seacoast Banking Corporation of Florida (FL)	First Green Bancorp, Inc. (FL)	6/11/2018	135.1	35.8	178	13.3	731	77	10.5	0.91	8.1	0.07
German American Bancorp, Inc. (IN)	First Security, Inc. (KY)	5/22/2018	103.3	35.5	162	11.1	586	59	9.2	0.48	5.0	2.04
Stifel Financial Corp. (MO)	Business Bancshares, Inc. (MO)	5/10/2018	120.8	27.2	173	16.2	619	74	12.0	0.86	7.3	1.03
First Interstate BancSystem, Inc. (MT)	Northwest Bancorporation, Inc. (WA)	4/25/2018	155.6	28.8	219	13.9	827	82	8.6	0.70	7.0	0.64
Private Investor—Gaylon Lawrence Jr. (-)	Volunteer State Bancshares, Inc. (TN)	4/25/2018	127.5	28.1	234	20.3	622	61	9.8	1.50	14.5	1.39
National Commerce Corporation (AL)	Landmark Bancshares, Inc. (GA)	4/24/2018	115.4	16.0	222	17.7	595	70	10.8	1.36	11.9	1.11
RBB Bancorp (CA)	First American International Corp. (NY)	4/23/2018	116.8	19.2	177	12.1	873	79	7.3	0.95	10.6	0.30
BancorpSouth Bank (MS)	Icon Capital Corporation (TX)	4/18/2018	132.7	19.2	198	13.3	794	75	9.4	1.00	10.6	2.52
QCR Holdings, Inc. (IL)	Springfield Bancshares, Inc. (MO)	4/18/2018	84.3	17.4	184	13.6	563	49	8.6	1.56	17.3	0.18
Triumph Bancorp, Inc. (TX)	First Bancorp of Durango, Inc. (IL)	4/9/2018	134.5	36.4	203	12.7	634	56	8.5	0.94	9.3	1.22
HarborOne Bancorp, Inc. (MHC) (MA)	Coastway Bancorp, Inc. (RI)	3/14/2018	125.6	44.1	174	14.2	739	71	9.7	0.39	3.7	1.94
Civista Bancshares, Inc. (OH)	United Community Bancorp (IN)	3/12/2018	118.5	34.0	165	10.3	546	72	12.7	0.61	4.6	0.39
First Choice Bancorp (CA)	Pacific Commerce Bancorp (CA)	2/26/2018	114.4	23.5	194	15.5	536	64	11.3	0.88	7.4	0.20

Nationwide Bank Deals Announced Between January 1, 2018 and October 10, 2018 with Target Assets Between $500 Million and $1 Billion
			Transaction Information				Seller Financial Information
Acquiror	Target	Annc. Date	Deal Value ($mm)	Price/ LTM EPS (x)	Price/ TBVPS (%)	Core Deposit Prem. (%)	Total Assets ($mm)	Total Equity ($mm)	TCE/ TA (%)	LTM ROAA (%)	LTM ROAE (%)	NPAs/ Assets (%)
Mechanics Bank (CA)	Learner Financial Corporation (CA)	2/12/2018	124.9	37.6	170	9.3	692	69	9.9	0.56	5.6	0.79
Mid Penn Bancorp, Inc. (PA)	First Priority Financial Corp. (PA)	1/16/2018	90.7	32.6	194	11.2	612	50	7.3	0.52	6.1	0.37
	(20 Transactions)	High	192.4	44.1	240	20.3	922	86	13.8	1.56	17.3	2.52
		Low	76.3	16.0	135	5.7	501	49	7.3	0.39	3.5	0.07
		Mean	119.5	28.4	188	12.9	663	68	9.9	0.84	8.1	0.93
		Median	119.6	28.0	182	13.1	621	71	9.7	0.84	7.2	0.72
		Idaho Independent Bank¹	183.1	34.3	245	18.4²	742	72	9.8	0.74	7.7	0.26	[4]
						18.3³

Note:

1:	Preliminary September 30, 2018 financial information, unless otherwise noted
2:	Core deposits defined as total deposits less time deposits greater than $100,000; assumes percentage of core deposits from June 30, 2018 financials applied to September 30, 2018 total deposits
3:	Core deposits defined as total deposits less time deposits greater than $250,000; assumes percentage of core deposits from June 30, 2018 financials applied to September 30, 2018 total deposits
4:	Ratio as of June 30, 2018

Excludes transactions where deal value was not reported

Source: S&P Global Market Intelligence; data as of October 10, 2018